Exhibit 13.1

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this Amendment No. 2 to the Annual Report on Form 20-F/A for the fiscal year ended November 30, 2008 of Acergy S.A. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jean P. Cahuzac, Chief Executive Officer of the Company, certify, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 23, 2009	By:	/s/ Jean P. Cahuzac
Jean P. Cahuzac Chief Executive Officer